SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 1997  (January 31,

1997)


                          CAI WIRELESS SYSTEMS, INC.



            (Exact name of registrant as specified in its charter)



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      Connecticut                            0-22888                          06-1324691
    (State or other                 (Commission File Number)                 (IRS Employer
    jurisdiction of                                                       Identification No.)
    incorporation)
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                  18 CORPORATE WOODS BLVD., ALBANY, NY       12211
              (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)








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Item 5 - OTHER EVENTS

      The following news releases were issued:

     CAI WIRELESS SYSTEMS AND ADC TELECOMMUNICATIONS ANNOUNCE PLANS TO JOINTLY DESIGN AND IMPLEMENT TWO-WAY WIRELESS SERVICES on February 3, 1997. (see
Exhibit 99.1)

      CAI WIRELESS RECEIVES THE FIRST PERMANENT APPROVAL FROM THE FCC TO USE WIRELESS CABLE SPECTRUM FOR TWO-WAY SERVICES on January 31, 1997. (see Exhibit 99.2)

      CAI WIRELESS SYSTEMS TO RELOCATE FROM ALBANY TO PHILADELPHIA on January 31, 1997.

                          Forward Looking Statements

The statements contained in this Form 8-K relating to the plans and objectives of the Company and its management for future operations, including plans or objectives relating to the Company's products and services, constitute forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Actual results of the Company may differ materially from those in the forward looking statements and may be affected by a number of factors including the receipt of regulatory approvals, the availability of new strategic partners and their willingness to enter into arrangements with the Company, the terms of such arrangements, the success of the Company's trials in Rochester and New York, NY and Hartford, CT, the ability of the Company to commercially deploy new technologies and products and consumer acceptance of such technologies and products, subscriber equipment availability, tower space availability and the absence of interference, as well as other factors contained herein and in the Company's securities filings.


Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       C.  Exhibits

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       EXHIBIT NO.                      EXHIBIT DESCRIPTION                           PAGES
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99.1                       Media release - CAI Wireless Systems and ADC               4-6
                           Telecommunications Announce Plans to Jointly Design and
                           Implement Two-Way Wireless Services

99.2                       Media release - CAI Wireless Receives the First            7-8
                           Permanent Approval From the FCC To Use Wireless Cable
                           Spectrum For Two-Way Services
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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       SIGNATURE                        TITLE                        DATE

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/S/ JARED E. ABBRUZZESE     Chairman, Chief Executive Officer,     February 4, 1997
    Jared E. Abbruzzese     and Director (Principal Executive
                            Officer)



/S/  JAMES P. ASHMAN        Chairman, Chief Financial Officer,     February 4, 1997
     James P. Ashman        and Director (Principal Financial
                            Officer)

/S/  CRAIG J. KESSLER       Vice President and Controller          February 4, 1997
     Craig J. Kessler       (Principal Accounting Officer)

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